UNITED STATES
SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of Earliest Event Reported):     May 8, 2024

Cogent Communications Holdings, Inc.

(Exact name of registrant as specified in its charter)

Delaware	000-51829	46-5706863
(State or other jurisdiction of incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

2450 N St NW, Washington, D.C.	20037
(Address of principal executive offices)	(Zip Code)

Registrant’s telephone number, including area code:     202-295-4200

Not Applicable

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐    Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐    Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐    Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐    Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of Each Class	Trading Symbol	Name of Each Exchange on which Registered
Common Stock, par value $0.001 per share	CCOI	NASDAQ Global Select Market

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company   ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 5.07         Submission of Matters to a Vote of Security Holders.

On May 8, 2024, the Company held its Annual Meeting at 2450 N Street NW, Washington, DC 20037. On the record date of March 15, 2024, there were 49,038,130 shares of the Company’s common stock entitled to vote and the number of shares present at the Annual Meeting, by person or by proxy, was 45,146,115 shares. The following proposals were submitted to a vote of the stockholders at the Annual Meeting, each of which is described in detail in the Proxy Statement:

Under the first proposal, each of the following nominees was elected to the Board, to hold office until his or her successor is elected and qualified, with the following voting results:

Dave Schaeffer:	FOR: 42,285,552	AGAINST: 538,071	ABSTAIN: 42,729
Marc Montagner:	FOR: 41,653,813	AGAINST: 1,184,175	ABSTAIN: 28,364
D. Blake Bath:	FOR: 40,415,370	AGAINST: 2,421,335	ABSTAIN: 29,647
Steven D. Brooks:	FOR: 40,684,383	AGAINST: 2,152,968	ABSTAIN: 29,001
Paul de Sa:	FOR: 42,271,598	AGAINST: 565,186	ABSTAIN: 29,568
Lewis H. Ferguson, III:	FOR: 41,779,705	AGAINST: 1,057,521	ABSTAIN: 29,126
Eve Howard:	FOR: 42,602,925	AGAINST: 233,752	ABSTAIN: 29,675
Deneen Howell:	FOR: 42,267,908	AGAINST: 568,872	ABSTAIN: 29,572
Sheryl Kennedy:	FOR: 41,894,866	AGAINST: 942,095	ABSTAIN: 29,391

Broker non-votes for the first proposal were 2,279,763 shares.

Stockholders approved the second proposal, ratifying the appointment of Ernst & Young LLP as the Company’s independent registered public accountants for the fiscal year ending December 31, 2024. The vote on this second proposal was as follows: FOR: 43,159,633; AGAINST: 1,960,437; ABSTAIN: 26,045. Broker non-votes for this second proposal were zero (0) shares.

Stockholders approved the third proposal, an advisory vote to approve named executive officer compensation. The vote on this third proposal was as follows: FOR: 40,789,535; AGAINST: 1,752,428; ABSTAIN: 324,389. Broker non-votes for this third proposal were 2,279,763 shares.

Item 9.01         Financial Statements and Exhibits.

(d) Exhibits:

Exhibit Number	Description

104	Cover Page Data File (the cover page XBRL tags are embedded within the iXBRL document).

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Cogent Communications Holdings, Inc.

May 8, 2024	By:	/s/ David Schaeffer
		Name:	David Schaeffer
		Title:	President and Chief Executive Officer